                                                                        EX. 23.2

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
-----------------------------------------

As independent  public  accountants,  we hereby consent to the  incorporation by reference  in this  registration  statement  of our report  dated July 26,  2001 included in Datatec  System,  Inc.'s Form 10-K for the year ended April 30, 2001 and to all references to our Firm included in this registration statement.

                                     /s/ ARTHUR ANDERSEN LLP
                                     -----------------------
                                     ARTHUR ANDERSEN LLP

Roseland, New Jersey
May 2, 2002